SunAmericathe Retirement SpecialistBiotech/Health 30 Fund
Tax Managed Equity Fund2001 Annual Report

      TABLE OF CONTENTS
-------------------------------------------

      --------------------------

       PRESIDENT'S LETTER.............    1

       PORTFOLIO ACTIVITY AND MANAGER
              OUTLOOK

         BIOTECH/HEALTH 30 FUND
               (SBHAX)................    2

         TAX MANAGED EQUITY FUND
               (TXMAX)................    4

       STATEMENT OF ASSETS AND
              LIABILITIES.............    6

       STATEMENT OF OPERATIONS........    8

       STATEMENTS OF CHANGES IN NET
              ASSETS..................    9

       FINANCIAL HIGHLIGHTS...........   10

       PORTFOLIO OF INVESTMENTS.......   12

       NOTES TO FINANCIAL
              STATEMENTS..............   15

October 31, 2001                                                   ANNUAL REPORT

Dear Shareholders:

    We are pleased to present this annual report for SunAmerica Biotech/Health 30 Fund and Tax Managed Equity Fund for the period ending October 31, 2001. The two Funds successfully followed their respective investment mandates and offered our shareholders exciting participation in the equity markets. The Tax Managed Equity Fund outperformed its benchmark, minimized its tax liabilities and distributed no capital gains through the fiscal year ended October 31, 2001. The Biotech/Health 30 Fund offered shareholders aggressive participation in the high growth potential of the biotech/ health sector.

    On the following pages, you will find a discussion of the Funds' investment performance over the twelve months ended October 31, 2001. The conversations highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the annual period.

    Our continuing goal is to provide you with high-quality investment management services across a range of broad-based and specialized mutual funds. As always, we thank you for investing in our family of funds. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President
SunAmerica Mutual Funds

                                                                          [LOGO]

SUNAMERICA BIOTECH/HEALTH 30 FUND

BRIAN CLIFFORD AND TEAM, Portfolio Managers
SUNAMERICA ASSET MANAGEMENT

HOW DID YOU MANAGE THE FUND OVER THE PAST FISCAL YEAR?

    Over the annual period, we remained committed to our investment strategy, which focuses on identifying new and emerging trends with above-average growth prospects in the broad-based biotechnology/healthcare sector. Using a bottom-up approach to individual stock selection, we concentrated on investing in the leading companies benefiting from these trends. We continued to look for companies exhibiting high growth potential, leading-edge technologies, large addressable markets, high degrees of intellectual property, highly proprietary products, protected patent portfolios, histories of operating success, viable business models and effective management teams.

    Reflecting the performance of the overall U.S. equity market, the biotechnology/healthcare sector was confronted with a volatile environment. Thus, on an absolute basis, the performance of the biotechnology sector suffered with the rest of the equity market. However, on a relative basis, biotechnology stocks actually held up reasonably well, and non-biotechnology healthcare stocks performed exceptionally well primarily due to their more defensive, less cyclical nature. More specifically, hospitals, HMOs, medical devices and distributors were perceived by investors as safe havens with comparatively stable and predictable earnings gains during a period of general corporate earnings decline. Given this scenario, we focused our strategy on trying to find dislocations in the market where company fundamentals and stock prices went in different directions. In fact, we were able to identify a number of instances where fundamentals of individual companies improved dramatically. We were also able to add to core positions at attractive prices while at the same time minimizing volatility in the portfolio.

    For the twelve months ended October 31, 2001, the Fund's Class A shares returned -27.92%, slightly underperforming the AMEX Biotech Index annual return of -25.30%.* This Fund's performance is primarily attributable to our overweight positions in some of the more aggressive sectors that we think will represent attractive investments over the longer term.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    As anticipated, the best performing stocks for the Fund during the annual period were found among the biotechnology/healthcare sub-sectors perceived as defensive, stable and predictable. Winning hospital stocks for the Fund included Lifepoint Hospitals, Province Healthcare and Tenet Healthcare. Other top performers included Immunex (biotech), Integra Lifesciences (biomedical) and IDEC Pharmaceuticals (biotech).

    The therapeutics, genomics and drug delivery sub-sectors performed comparatively poorly, primarily because they are higher growth, higher multiple, higher beta industries, which suffered along with the growth-oriented portion of the U.S. equity markets overall. Thus, weak performers for the Fund during the annual period included therapeutics company Genzyme, genomics firms CuraGen and Millennium Pharmaceuticals, and drug delivery firm Angiotech Pharmaceuticals.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

    We remain confident about the improving fundamentals in the biotechnology/healthcare sector, most notably to be seen in the form of key drug approvals. In fact, biotechnology was one of the few sectors in the U.S. equity market where fundamentals improved during the extraordinarily challenging third calendar quarter. IDEC Pharmaceuticals received approval for Zevalin; Amgen was awarded approval for Aranesp; Immunex joined the S&P 500 Index; and Bristol-Myers Squibb announced a $2 billion deal with ImClone Systems.

    At the same time, we expect volatility to remain high, as it is intrinsic to the biotechnology/healthcare sector. We maintain, however, that volatile stock prices provide long-term opportunities. Given that long-term perspective, we continue to believe that the dynamic biotechnology/healthcare sector can be a key growth component to a diversified portfolio.

IF YOU WOULD LIKE ADDITIONAL INFORMATION:

    / / Call FastFacts--our 24-hour, automated account and fund information hotline at 800.654.4760.

    / / Visit www.sunamericafunds.com for more up-to-date information.

                                    SunAmerica Mutual Funds
                                          thanks you for your continued support.

    *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For the twelve months ended October 31, 2001, SunAmerica Biotech/Health 30 Fund Class A returned -7.97% since inception. SEC average annual returned -32.05% for 1 year and -9.78% since inception for the period ending 10/31/01.

    The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The index was developed with a base level of 200 as of October 18, 1991. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Both biotechnology and healthcare companies may be significantly affected by government regulations and government approvals of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare.

    Because the fund is non-diversified, the Portfolio's risk is increased because the effect of each stock on the Fund's performance is greater.

TAX MANAGED EQUITY FUND

TERRY BANET AND TEAM, Portfolio Managers
JPMORGAN FLEMING ASSET MANAGEMENT

HOW DID YOU MANAGE THE FUND OVER THE PAST FISCAL YEAR?

    At JPMorgan Fleming Asset Management, we consistently seek high total return in the Tax Managed Equity Fund, with a view toward minimizing the impact of taxes on investors' returns. Our cutting-edge tax management policies successfully kept tax liability to a minimum during the past fiscal year. To date, the Fund has not made a capital gains distribution.

    For most of the annual period, the equity markets were dominated by tremendous volatility. Equity markets were impacted by a broad global and U.S. economic slowdown, declining corporate earnings, rising unemployment and the lowest level of consumer confidence in seven years. In our view, the U.S. economy was slipping into a recession even before the horrendous events of September 11th. We became more certain of that fate afterwards. At the same time, the Federal Reserve Board was aggressively trying to stimulate the economy and thwart a recession by cutting interest rates nine times through October 31st, bringing the targeted federal funds rate to a 40-year low of 2.50% at the end of the fiscal year. A decline in the equity market indices over the twelve months was not a big surprise.

    From a tax-aware perspective, such equity market volatility provided opportunities to recognize losses and to use those losses to offset gains. More specifically, the Fund was able to "harvest" future benefits by taking losses during this declining market environment. By harvesting tax losses in excess of this year's capital gains, they remain available to be used against future gains in the portfolio.

    For the twelve months ended October 31, 2001, the Fund's Class A shares returned -24.07%. The Fund outperformed both the S&P 500 Index and its Lipper category average, which returned -24.83% and -25.49%, respectively for the same period.* While impacted by general market challenges, this Fund's outperformance is primarily attributable to neutral sector positioning during the fiscal year and to effective stock selection across the sectors.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    We did not have any major sector overweightings or underweightings in the Fund during the annual period, but did avoid positions in traditionally weak industries in a recession, such as travel. We did have some exposure to the insurance industry, which generally sold off immediately after the September 11th attacks but then largely rebounded once the idea of substantial premium price hikes took hold. This rebound was seen, for example, in XL Capital, which was up significantly above the S&P 500 Index return for the twelve months ended October 31st.

    Another interesting phenomenon during this annual period was that it was equally important to select which stocks to avoid as well as which stocks to hold. For example, we successfully avoided such poor performers as Corning, Hewlett Packard, Enron and Merck. We held only a few disappointing names in the information technology sector, including Sun Microsystems, Inc. and EMC Corp., which both declined. Revenue growth for these firms slowed abruptly, as corporations around the globe slashed capital expenditures in general and technology expenditures in particular to meet earnings targets. Despite what we perceive to be short-term pitfalls, we remain positive on each firm's long-term prospects relative to the industry. We further believe that these firms will likely emerge from the current downturn in a stronger position than their competitors.

    Overall for the year, our positions in the utilities and energy sectors, as well as those in the network technology segment of the information technology sector, contributed the most to Fund performance. Our positions in the systems hardware segment of the information technology sector and in the healthcare services sector hurt overall portfolio returns.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

    Given the low interest rates and amount of liquidity injected into the economy by the Federal Reserve Board through 2001, we expect a rebound in U.S. economic growth some time in 2002. Once earnings visibility becomes clearer, we also expect a rebound in the U.S. equity markets. At the same time, we fully anticipate that we will face some rocky patches in getting from here to there. Corporate earnings estimates for 2002 are probably still too high; a great deal of post-September 11th economic data is yet to be reported; and there, unfortunately, is still the very real risk of another major event that may need to be priced into the equity markets. For all of these reasons, we remain cautious in our outlook, even with the strong rally the equity markets experienced during the month of October. We do not believe we are out of the woods just yet. As a result, we intend to maintain a somewhat defensive posture in the Fund for the foreseeable future. For instance, for the near term, we expect to hold discount retailers in the portfolio, rather than some of the high-end specialty retail stores.

    What is perhaps most important to remember is that, with holdings in both growth and value securities, our approach to tax-managed investing is designed to benefit from an upturn in either investment style. Furthermore, tax-aware investing may help increase the after-tax returns you actually receive in both rising and declining equity markets. At JPMorgan Fleming Asset Management, we pay attention to the different tax treatments of price appreciation, dividends, and short- and long-term capital gains. This emphasis on after-tax wealth continues to differentiate the Tax Managed Equity Fund from most other traditionally managed mutual funds that focus solely on pre-tax performance.

    *Average annual return since inception with maximum sales charge for Class A: -6.64%. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in this index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    This discussion was prepared by JPMorgan Fleming Asset Management, the subadviser of Tax Managed Equity Fund.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2001

                                                              TAX MANAGED
                                          BIOTECH/HEALTH 30      EQUITY
                                                FUND              FUND
                                          ---------------------------------
ASSETS:
Investment securities, at value*........     $56,663,750      $109,826,152
Investment securities pledged as
   collateral, at value+................      11,064,225                --
Short-term securities (cost equals
   market)..............................              --         2,339,000
Repurchase agreements (cost equals
   market)..............................       9,650,000                --
Deposit with brokers for securities sold
   short................................       6,623,927                --
Cash....................................       1,095,796               168
Receivable for investments sold.........              --           870,747
Receivable for shares of beneficial
   interest sold........................         236,358           200,900
Receivable from investment adviser......          12,722            11,366
Interest and dividends receivable.......           4,857           119,676
Prepaid expenses........................             236             1,015
                                             -----------      ------------
    Total assets........................      85,351,871       113,369,024
                                             -----------      ------------
LIABILITIES:
Securities sold short, at value #.......       7,388,700                --
Payable for investments purchased.......         616,749                --
Payable for shares of beneficial
   interest sold........................         139,281            59,713
Accrued expenses........................         108,660           118,502
Distribution and service maintenance
   fees payable.........................          49,338            81,576
Investment advisory and management fees
   payable..............................          48,419            83,107
Dividend payable on securities sold
   short................................           2,700                --
                                             -----------      ------------
      Total liabilities.................       8,353,847           342,898
                                             -----------      ------------
        Net assets......................     $76,998,024      $113,026,126
                                             ===========      ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.0001
   par value............................     $       702      $      1,037
Paid-in capital.........................      95,107,203       140,352,964
                                             -----------      ------------
                                              95,107,905       140,354,001
Accumulated undistributed net investment
   loss.................................          (1,182)           (5,110)
Accumulated undistributed net realized
   loss on investments..................     (17,631,192)      (10,988,129)
Net unrealized appreciation
   (depreciation) on investments........         287,266       (16,334,636)
Net unrealized depreciation on
   securities sold short................        (764,773)               --
                                             -----------      ------------
      Net assets........................     $76,998,024      $113,026,126
                                             ===========      ============
*Identified cost ofinvestment
   securities...........................     $54,751,344      $126,160,788
                                             ===========      ============
+Identified cost ofinvestment securities
   pledged as collateral................     $12,689,365      $         --
                                             ===========      ============
#Proceeds fromsecurities sold short.....     $ 6,623,927      $         --
                                             ===========      ============

  See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2001 -- (CONTINUED)

                                                              TAX MANAGED
                                          BIOTECH/HEALTH 30     EQUITY
                                                FUND             FUND
                                          --------------------------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets..............................     $27,865,228      $28,738,934
Shares of beneficial interest issued and
  outstanding...........................       2,526,687        2,602,625
Net asset value and redemption price per
  share.................................     $     11.03      $     11.04
Maximum sales charge (5.75% of offering
  price)................................            0.67             0.67
                                             -----------      -----------
Maximum offering price to public........     $     11.70      $     11.71
                                             ===========      ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets..............................     $25,551,797      $40,676,871
Shares of beneficial interest issued and
  outstanding...........................       2,339,106        3,750,002
Net asset value, offering and redemption
  price per share
  (excluding any applicable contingent
  deferred sales charge)................     $     10.92      $     10.85
                                             ===========      ===========
CLASS II (UNLIMITED SHARES AUTHORIZED):
Net assets..............................     $23,580,999      $43,610,321
Shares of beneficial interest issued and
  outstanding...........................       2,156,524        4,014,799
Net asset value and redemption price per
  share
  (excluding any applicable contigent
  deferred sales charge)................     $     10.93      $     10.86
Maximum sales charge (1.00% of offering
  price)................................            0.11             0.11
                                             -----------      -----------
Maximum offering price to public........     $     11.04      $     10.97
                                             ===========      ===========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2001

                                                              TAX MANAGED
                                          BIOTECH/HEALTH 30      EQUITY
                                                FUND              FUND
                                          ---------------------------------
INVESTMENT INCOME:
Income:
  Interest..............................    $    731,371      $    139,184
  Dividends *...........................          59,946         1,728,146
                                            ------------      ------------
    Total investment income.............         791,317         1,867,330
                                            ------------      ------------
Expenses:
  Investment advisory and management
     fees...............................         570,325         1,116,453
  Distribution and service maintenance
     fees-Class A.......................          99,712           123,062
  Distribution and service maintenance
     fees-Class B.......................         245,067           455,986
  Distribution and service maintenance
     fees-Class II......................         230,474           505,883
  Transfer agent fees and
     expenses-Class A...................          77,528            82,859
  Transfer agent fees and
     expenses-Class B...................          68,551           107,322
  Transfer agent fees and
     expenses-Class II..................          62,402           115,264
  Registration fees-Class A.............          31,743            15,037
  Registration fees-Class B.............          28,971            20,108
  Registration fees-Class II............          28,002            22,589
  Printing expense......................          94,692            57,780
  Custodian fees and expenses...........          72,301            63,762
  Audit and tax consulting fees.........          16,258            18,508
  Legal fees and expenses...............          15,892             9,240
  Directors' fees and expenses..........           3,474             6,164
  Miscellaneous expenses................           2,167               893
  Dividend expense on securities sold
     short..............................           2,700                --
  Insurance expense.....................               5               527
                                            ------------      ------------
    Total expenses......................       1,650,264         2,721,437
    Less: expenses waived/reimbursed by
       investment adviser...............        (151,686)         (190,883)
    Less: custody credits earned on cash
       balances.........................          (8,106)             (802)
                                            ------------      ------------
    Net expenses........................       1,490,472         2,529,752
                                            ------------      ------------
Net investment loss.....................        (699,155)         (662,422)
                                            ------------      ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments........     (17,168,408)       (6,189,990)
Net change in unrealized
   appreciation/depreciation on
   investments..........................      (7,269,307)      (30,489,775)
Net change in unrealized
   appreciation/depreciation on
   securities sold short................        (764,773)               --
                                            ------------      ------------
Net realized and unrealized loss on
   investments..........................     (25,202,488)      (36,679,765)
                                            ------------      ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS......................    $(25,901,643)     $(37,342,187)
                                            ============      ============

*Net of foreign withholding taxes on
   dividends of.........................    $      2,107      $      5,805
                                            ============      ============

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                      BIOTECH/HEALTH 30 FUND             TAX MANAGED EQUITY FUND
                                ----------------------------------  ----------------------------------
                                                   FOR THE PERIOD
                                  FOR THE YEAR     JUNE 14, 2000*     FOR THE YEAR      FOR THE YEAR
                                     ENDED            THROUGH            ENDED             ENDED
                                OCTOBER 31, 2001  OCTOBER 31, 2000  OCTOBER 31, 2001  OCTOBER 31, 2000
                                ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment loss.........    $  (699,155)      $  (107,301)      $   (662,422)     $   (711,702)
  Net realized gain (loss) on
     investments..............    (17,168,408)        2,722,129         (6,189,990)       (3,887,700)
  Net change in unrealized
     appreciation/
     depreciation on
     investments..............     (7,269,307)        7,556,573        (30,489,775)       10,120,607
  Net change in unrealized
     appreciation/
     depreciation on
     securities sold short....       (764,773)               --                 --                --
                                  -----------       -----------       ------------      ------------
Net increase (decrease) in net
   assets resulting from
   operations.................    (25,901,643)       10,171,401        (37,342,187)        5,521,205
                                  -----------       -----------       ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on
     investments (Class A)....     (1,248,579)               --                 --                --
  From net realized gains on
     investments (Class B)....       (965,588)               --                 --                --
  From net realized gains on
     investments
     (Class II)...............       (893,833)               --                 --                --
                                  -----------       -----------       ------------      ------------
  Total distributions to
     shareholders.............     (3,108,000)               --                 --                --
                                  -----------       -----------       ------------      ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL
   SHARE TRANSACTIONS (NOTE
   7).........................     31,676,139        64,160,127         12,246,560        52,125,072
                                  -----------       -----------       ------------      ------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS.................      2,666,496        74,331,528        (25,095,627)       57,646,277
NET ASSETS:
Beginning of period...........     74,331,528                --        138,121,753        80,475,476
                                  -----------       -----------       ------------      ------------
End of period.................    $76,998,024       $74,331,528       $113,026,126      $138,121,753
                                  ===========       ===========       ============      ============

Accumulated undistributed net
   investment loss............    $    (1,182)      $        --       $     (5,110)     $     (2,648)
                                  ===========       ===========       ============      ============

       * Commencement of Operations

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                             BIOTECH/HEALTH 30 FUND

                                                   NET GAIN (LOSS)
                                                     ON INVEST-       TOTAL     DIVIDENDS  DISTRI-
                           NET ASSET                 MENTS (BOTH       FROM     FROM NET   BUTIONS           NET ASSET
                            VALUE,    NET INVEST-     REALIZED       INVEST-     INVEST-    FROM     TOTAL    VALUE,
         PERIOD            BEGINNING     MENT            AND           MENT       MENT     CAPITAL  DISTRI-   END OF      TOTAL
          ENDED            OF PERIOD    LOSS(1)      UNREALIZED)    OPERATIONS   INCOME     GAINS   BUTIONS   PERIOD    RETURN(2)
-------------------------  ---------  -----------  ---------------  ----------  ---------  -------  -------  ---------  ---------

                                                             CLASS A
6/14/00-
  10/31/00(3)............   $12.50      $(0.02)        $ 3.48         $ 3.46      $ --     $   --   $   --    $15.96      27.68%
   10/31/01..............    15.96       (0.06)         (4.32)         (4.38)       --      (0.55)   (0.55)    11.03     (27.92)

                                                             CLASS B
6/14/00-
  10/31/00(3)............   $12.50      $(0.05)        $ 3.47         $ 3.42      $ --     $   --   $   --    $15.92      27.36%
   10/31/01..............    15.92       (0.14)         (4.31)         (4.45)       --      (0.55)   (0.55)    10.92     (28.45)

                                                            CLASS II
6/14/00-
  10/31/00(3)............   $12.50      $(0.05)        $ 3.48         $ 3.43      $ --     $   --   $   --    $15.93      27.44%
   10/31/01..............    15.93       (0.14)         (4.31)         (4.45)       --      (0.55)   (0.55)    10.93     (28.43)


                                                             RATIO OF NET
                           NET ASSETS       RATIO OF          INVESTMENT
                             END OF         EXPENSES             LOSS
         PERIOD              PERIOD        TO AVERAGE         TO AVERAGE     PORTFOLIO
          ENDED             (000'S)        NET ASSETS         NET ASSETS     TURNOVER
-------------------------  ----------    --------------    ----------------  ---------
                                                     CLASS A
6/14/00-
  10/31/00(3)............   $30,489      1.55%(4)(5)(6)    (0.28)%(4)(5)(6)     112%
   10/31/01..............    27,865      1.55(5)(6)        (0.50)(5)(6)         333
                                                     CLASS B
6/14/00-
  10/31/00(3)............   $23,457      2.20%(4)(5)(6)    (1.08)%(4)(5)(6)     112%
   10/31/01..............    25,552      2.20(5)(6)        (1.18)(5)(6)         333
                                                    CLASS II
6/14/00-
  10/31/00(3)............   $20,386      2.20%(4)(5)(6)    (1.07)%(4)(5)(6)     112%
   10/31/01..............    23,581      2.20(5)(6)        (1.17)(5)(6)         333

-------------

(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of operations
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                                                     10/31/00(4)    10/31/01
                                                                     -----------    --------
      Biotech/Health 30 Fund Class A.............................       0.49%        0.19%
      Biotech/Health 30 Fund Class B.............................       0.96         0.21
      Biotech/Health 30 Fund Class II............................       1.09         0.20

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                            TAX MANAGED EQUITY FUND

                                                   NET GAIN (LOSS)
                                                     ON INVEST-       TOTAL     DIVIDENDS  DISTRI-
                           NET ASSET                 MENTS (BOTH       FROM     FROM NET   BUTIONS           NET ASSET
                            VALUE,    NET INVEST-     REALIZED       INVEST-     INVEST-    FROM     TOTAL    VALUE,
         PERIOD            BEGINNING     MENT            AND           MENT       MENT     CAPITAL  DISTRI-   END OF      TOTAL
          ENDED            OF PERIOD    LOSS(1)      UNREALIZED)    OPERATIONS   INCOME     GAINS   BUTIONS   PERIOD    RETURN(2)
-------------------------  ---------  -----------  ---------------  ----------  ---------  -------  -------  ---------  ---------

                                                             CLASS A
3/01/99-
  10/31/99(3)............   $12.50      $   --         $ 1.15         $ 1.15      $ --      $ --     $ --     $13.65       9.20%
   10/31/00..............    13.65       (0.02)          0.91           0.89        --        --       --      14.54       6.52
   10/31/01..............    14.54          --          (3.50)         (3.50)       --        --       --      11.04     (24.07)

                                                             CLASS B
3/01/99-
  10/31/99(3)............   $12.50      $(0.06)        $ 1.14         $ 1.08      $ --      $ --     $ --     $13.58       8.64%
   10/31/00..............    13.58       (0.11)          0.91           0.80        --        --       --      14.38       5.89
   10/31/01..............    14.38       (0.08)         (3.45)         (3.53)       --        --       --      10.85     (24.55)

                                                            CLASS II
3/01/99-
  10/31/99(3)............   $12.50      $(0.06)        $ 1.16         $ 1.10      $ --      $ --     $ --     $13.60       8.80%
   10/31/00..............    13.60       (0.11)          0.91           0.80        --        --       --      14.40       5.88
   10/31/01..............    14.40       (0.08)         (3.46)         (3.54)       --        --       --      10.86     (24.58)


                                                             RATIO OF NET
                           NET ASSETS       RATIO OF          INVESTMENT
                             END OF         EXPENSES             LOSS
         PERIOD              PERIOD        TO AVERAGE         TO AVERAGE     PORTFOLIO
          ENDED             (000'S)        NET ASSETS         NET ASSETS     TURNOVER
-------------------------  ----------    --------------    ----------------  ---------
                                                     CLASS A
3/01/99-
  10/31/99(3)............   $25,067      1.45%(4)(5)(6)    (0.02)%(4)(5)(6)      9%
   10/31/00..............    38,802      1.45(5)(6)        (0.14)(5)(6)          7
   10/31/01..............    28,739      1.45(5)(6)        (0.03)(5)(6)         19
                                                     CLASS B
3/01/99-
  10/31/99(3)............   $27,524      2.10%(4)(5)(6)    (0.74)%(4)(5)(6)      9%
   10/31/00..............    47,972      2.10(5)(6)        (0.79)(5)(6)          7
   10/31/01..............    40,677      2.10(5)(6)        (0.68)(5)(6)         19
                                                    CLASS II
3/01/99-
  10/31/99(3)............   $27,884      2.10%(4)(5)(6)    (0.75)%(4)(5)(6)      9%
   10/31/00..............    51,348      2.10(5)(6)        (0.79)(5)(6)          7
   10/31/01..............    43,610      2.10(5)(6)        (0.68)(5)(6)         19

-------------

(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of operations
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                                                     10/31/99(4)    10/31/00    10/31/01
                                                                     -----------    --------    --------
      Tax Managed Equity Class A.................................       1.07%        0.23%       0.15%
      Tax Managed Equity Class B.................................       0.84         0.22        0.15
      Tax Managed Equity Class II................................       0.83         0.22        0.14

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable

See Notes to Financial Statements

SUNAMERICA BIOTECH/HEALTH 30 FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001

                                                     VALUE
          SECURITY DESCRIPTION            SHARES    (NOTE 2)

COMMON STOCK-LONG POSITIONS -- 88.0%
BIOMEDICAL -- 24.5%
  Amgen, Inc.+@.........................   50,000  $2,841,000
  Enzon, Inc.+@.........................   40,000   2,474,000
  IDEC Pharmaceuticals Corp.+...........   70,000   4,198,600
  Immunex Corp.+........................  100,000   2,389,000
  Integra Lifesciences Corp.+...........   85,000   2,499,000
  Novavax, Inc.+........................   50,000     612,000
  Transkaryotic Therapies, Inc.+........  100,000   3,806,000
                                                   ----------
                                                   18,819,600
                                                   ----------
GENOMICS -- 10.1%
  CuraGen Corp.+........................  105,000   2,422,350
  Genvec, Inc.+.........................   45,000     139,500
  Introgen Therapeutics, Inc.+..........   75,000     356,250
  Isis Pharmaceuticals, Inc.+...........  100,000   2,076,000
  Myriad Genetics, Inc.+................   60,000   2,760,000
                                                   ----------
                                                    7,754,100
                                                   ----------
HOSPITALS -- 3.9%
  Rehabcare Group, Inc.+@...............   60,000   1,524,000
  Tenet Healthcare Corp.+...............   25,000   1,438,000
                                                   ----------
                                                    2,962,000
                                                   ----------
MEDICAL DEVICES -- 0.9%
  Angiotech Pharmaceuticals, Inc.+......   15,000     715,500
                                                   ----------
MEDICAL DRUGS -- 15.9%
  Celgene Corp.+........................  125,000   4,115,000
  Cephalon, Inc.+.......................   60,000   3,783,000
  MedImmune, Inc.+......................   80,000   3,139,200
  Vaxgen, Inc.+.........................  100,000   1,229,000
                                                   ----------
                                                   12,266,200
                                                   ----------
MEDICAL INFORMATION SYSTEMS -- 1.7%
  Cerner Corp.+@........................   24,300   1,306,125
                                                   ----------
MEDICAL INSTRUMENTS -- 1.2%
  Conceptus, Inc.+......................   65,000     945,750
                                                   ----------
MEDICAL SUPPLIES -- 3.1%
  Charles River Laboratories
    International, Inc.+................   70,000   2,352,000
                                                   ----------
PHARMACEUTICALS -- 5.7%
  Abbott Laboratories, Inc.@............   20,000   1,059,600
  Pfizer, Inc...........................   80,000   3,352,000
                                                   ----------
                                                    4,411,600
                                                   ----------

                                              SHARES/
                                          PRINCIPAL AMOUNT      VALUE
          SECURITY DESCRIPTION             (IN THOUSANDS)     (NOTE 2)

THERAPEUTICS -- 21.0%
  Abgenix, Inc.+........................          120,000   $   3,574,800
  Cell Therapeutics, Inc.+..............          100,000       3,003,000
  Forest Laboratories, Inc.+@...........           25,000       1,859,500
  Imclone Systems, Inc.+................           20,000       1,223,800
  Scios, Inc.+..........................          200,000       4,620,000
  Serono SA ADR+........................          100,000       1,914,000
                                                            -------------
                                                               16,195,100
                                                            -------------
TOTAL COMMON STOCK-LONG POSITIONS
  (cost $67,440,709)....................                       67,727,975
                                                            -------------
REPURCHASE AGREEMENT -- 12.5%
  Joint Repurchase Agreement with State
    Street Bank & Trust Co. (Note 2)
    (cost $9,650,000)...................  $         9,650       9,650,000
                                                            -------------
TOTAL INVESTMENTS --100.5%
  (cost $77,090,709)....................                       77,377,975
                                                            -------------
COMMON STOCK-SHORT POSITIONS -- (9.6)%
BIOMEDICAL -- (1.4%)
  Biogen, Inc.+.........................          (20,000)     (1,100,000)
                                                            -------------
GENOMICS -- (6.9%)
  Gene Logic, Inc.+.....................         (100,000)     (1,340,000)
  Protein Design Labs, Inc.+............         (120,000)     (3,961,200)
                                                            -------------
                                                               (5,301,200)
                                                            -------------
HEALTH SERVICES -- (1.3%)
  Arthrocare Corp.+.....................          (50,000)       (987,500)
                                                            -------------
TOTAL COMMON STOCK-SHORT POSITIONS
  (proceeds $6,623,927).................                       (7,388,700)
                                                            -------------
Other assets less liabilities...........              9.1%      7,008,749
                                          ---------------   -------------
NET ASSETS --...........................            100.0%  $  76,998,024
                                          ===============   =============

------------

+    Non-income producing security
ADR  ("American Depositary Receipt")
@ The security or a portion thereof represents collateral for the securities sold short

See Notes to Financial Statements

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001

                                                      VALUE
          SECURITY DESCRIPTION            SHARES    (NOTE 2)

COMMON STOCK -- 97.1%
BANKS -- 4.1%
  Bank One Corp.........................   37,000  $ 1,228,030
  U.S. Bancorp..........................  107,831    1,917,235
  Wachovia Corp.........................   52,400    1,498,640
                                                   -----------
                                                     4,643,905
                                                   -----------
BROADCASTING & MEDIA -- 5.4%
  AOL Time Warner, Inc.+................   48,650    1,518,367
  Comcast Corp., Class A+...............   40,700    1,458,688
  Gemstar-TV Guide International,
    Inc.+...............................   15,000      304,050
  Liberty Media Corp., Class A+.........   81,200      949,228
  News Corp., Ltd. ADR..................   43,600    1,199,872
  Viacom, Inc., Class B+................   17,000      620,670
                                                   -----------
                                                     6,050,875
                                                   -----------
CHEMICALS -- 1.9%
  Potash Corp. of Saskatchewan, Inc.....    6,000      352,740
  Rohm & Haas Co........................   54,100    1,756,627
                                                   -----------
                                                     2,109,367
                                                   -----------
COMMUNICATION EQUIPMENT -- 2.0%
  Cisco Systems, Inc.+..................  118,400    2,003,328
  Motorola, Inc.........................   18,000      294,660
                                                   -----------
                                                     2,297,988
                                                   -----------
COMPUTER SOFTWARE -- 4.2%
  Microsoft Corp.+......................   70,100    4,076,315
  NCR Corp.+............................   20,000      709,000
                                                   -----------
                                                     4,785,315
                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT -- 4.2%
  Compaq Computer Corp..................   36,200      316,750
  Dell Computer Corp.+..................   10,000      239,800
  EMC Corp.+............................   54,000      665,280
  International Business Machines
    Corp................................   19,800    2,139,786
  Sun Microsystems, Inc.+...............  112,400    1,140,860
  VERITAS Software Corp.+...............   10,000      283,800
                                                   -----------
                                                     4,786,276
                                                   -----------
CONGLOMERATE -- 8.3%
  General Electric Co...................  131,800    4,798,838
  Tyco International Ltd................   93,500    4,594,590
                                                   -----------
                                                     9,393,428
                                                   -----------
ELECTRONICS -- 4.4%
  Intel Corp............................   87,200    2,129,424
  Johnson Controls, Inc.................   21,600    1,562,112
  Linear Technology Corp................    7,000      271,600
  Texas Instruments, Inc................   34,800      974,052
                                                   -----------
                                                     4,937,188
                                                   -----------
                                                      VALUE
          SECURITY DESCRIPTION            SHARES    (NOTE 2)

ENERGY SERVICES -- 1.5%
  Baker Hughes, Inc.....................   46,000  $ 1,648,180
                                                   -----------
ENERGY SOURCES -- 7.8%
  ChevronTexaco Corp....................   28,000    2,479,400
  DTE Energy Co.........................   30,000    1,250,700
  Exxon Mobil Corp......................  129,620    5,113,509
                                                   -----------
                                                     8,843,609
                                                   -----------
FINANCIAL SERVICES -- 9.4%
  Ambac Financial Group, Inc............   30,900    1,483,200
  Capital One Financial Corp............   25,000    1,032,750
  Citigroup, Inc........................   63,333    2,882,918
  E*TRADE Group, Inc.+..................   40,000      261,200
  Federal National Mortgage Association
    Corp................................   21,500    1,740,640
  Goldman Sachs Group, Inc..............   25,002    1,954,156
  Washington Mutual, Inc................   40,850    1,233,262
                                                   -----------
                                                    10,588,126
                                                   -----------
FOOD, BEVERAGE & TOBACCO -- 5.4%
  Coca-Cola Co..........................   21,400    1,024,632
  Kraft Foods, Inc., Class A............   21,100      712,125
  PepsiCo, Inc..........................   32,300    1,573,333
  Philip Morris Cos., Inc...............   59,300    2,775,240
                                                   -----------
                                                     6,085,330
                                                   -----------
FOREST PRODUCTS -- 1.1%
  Temple-Inland, Inc....................   24,900    1,244,751
                                                   -----------
HOUSEHOLD PRODUCTS -- 2.8%
  Gillette Co...........................   35,200    1,094,368
  Procter & Gamble Co...................   28,300    2,087,974
                                                   -----------
                                                     3,182,342
                                                   -----------
INSURANCE -- 3.8%
  AFLAC, Inc............................   40,000      978,400
  American International Group, Inc. #..   11,580      910,188
  Cigna Corp............................    7,000      510,300
  Marsh & McLennan Cos., Inc............    6,400      619,200
  XL Capital Ltd., Class A..............   15,100    1,311,586
                                                   -----------
                                                     4,329,674
                                                   -----------
INTERNET SOFTWARE -- 0.2%
  Oracle Corp.+.........................   20,000      271,200
                                                   -----------
MACHINERY -- 2.0%
  Danaher Corp..........................   23,000    1,282,020
  Deere & Co............................   25,400      939,546
                                                   -----------
                                                     2,221,566
                                                   -----------
MEDICAL PRODUCTS -- 2.1%
  Johnson & Johnson Co..................   41,944    2,428,977
                                                   -----------

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                      VALUE
          SECURITY DESCRIPTION            SHARES    (NOTE 2)
COMMON STOCK -- (CONTINUED)
METALS & MINING -- 1.0%
  Alcoa, Inc............................   35,928  $ 1,159,397
                                                   -----------
PHARMACEUTICALS -- 10.7%
  American Home Products Corp...........   34,300    1,914,969
  Amgen, Inc.+..........................   13,000      738,660
  Applera Corp. Applied Biosystems
    Group...............................   12,000      350,160
  Bristol-Myers Squibb Co...............   37,100    1,982,995
  Eli Lilly and Co......................   30,400    2,325,600
  Pfizer, Inc...........................   49,325    2,066,717
  Pharmacia Corp........................   37,200    1,507,344
  Schering-Plough Corp..................   33,700    1,252,966
                                                   -----------
                                                    12,139,411
                                                   -----------
RETAIL STORES -- 6.1%
  Home Depot, Inc.......................   25,550      976,776
  Target Corp...........................   52,200    1,626,030
  TJX Cos, Inc..........................   30,000    1,014,000
  Wal-Mart Stores, Inc..................   63,300    3,253,620
                                                   -----------
                                                     6,870,426
                                                   -----------
TELECOMMUNICATIONS -- 5.1%
  QUALCOMM, Inc.+.......................    5,000      245,600
  Qwest Communications International,
    Inc.................................   18,000      233,100
  SBC Communications, Inc...............   48,900    1,863,579
  Sprint Corp. (PCS Group)+.............   21,400      477,220
  Verizon Communications, Inc...........   44,730    2,228,001
  WorldCom, Inc. -- WorldCom Group+.....   50,850      683,933
                                                   -----------
                                                     5,731,433
                                                   -----------
TRANSPORTATION -- 1.2%
  Union Pacific Corp....................   25,500    1,326,255
                                                   -----------
UTILITIES -- 2.4%
  Entergy Corp..........................   46,500    1,806,525
  Progress Energy, Inc..................   22,400      944,608
                                                   -----------
                                                     2,751,133
                                                   -----------
TOTAL INVESTMENT SECURITIES -- 97.1%
  (cost $126,160,788)...................           109,826,152
                                                   -----------

                                          PRINCIPAL AMOUNT      VALUE
          SECURITY DESCRIPTION             (IN THOUSANDS)      (NOTE 2)

SHORT-TERM SECURITIES -- 2.1%
  Time Deposit with State Street Bank &
    Trust Co.
    1.50% due 11/01/01
    (cost $2,339,000)...................  $         2,339   $    2,339,000
                                                            --------------
TOTAL INVESTMENTS --
  (cost $128,499,788)...................             99.2%     112,165,152
Other assets less liabilities...........              0.8          860,974
                                          ---------------   --------------
NET ASSETS --...........................            100.0%  $  113,026,126
                                          ===============   ==============

------------

+    Non-income producing security
#    Security represents an investment in an affiliated company
ADR  ("American Depositary Receipt")

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001

NOTE 1. ORGANIZATION

   SunAmerica Strategic Investment Series, Inc. (the "Corporation") is an open-end investment company organized as a Maryland corporation on December 16, 1998. It currently consists of two different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following
   Funds: SunAmerica Biotech/ Health 30 Fund ("Biotech/Health 30 Fund"), and Tax Managed Equity Fund ("Tax Managed Equity Fund"). The investment objective for each of the Funds is as follows:

   Biotech/Health 30 Fund seeks long-term growth of capital by investing in securities of companies principally engaged in biotechnology and/or healthcare, without regard to market capitalization.

   Tax Managed Equity Fund seeks high total return with a view towards minimizing the impact of the capital gains taxes on investors' returns.

   Each Fund currently offers three classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

         Class A shares--     Offered at net asset value per share plus an
                              initial sales charge. Any purchases of
                              Class A shares in excess of $1,000,000 will
                              be subject to a contingent deferred sales
                              charge on redemptions made within two years
                              of purchase.
         Class B shares--     Offered at net asset value per share without
                              an initial sales charge, although a declining
                              contingent deferred sales charge may be
                              imposed on redemptions made within six years
                              of purchase. Class B shares will convert
                              automatically to Class A shares on the first
                              business day of the month after eight years
                              from the issuance of such shares and at such
                              time will be subject to the lower
                              distribution fee applicable to Class A
                              shares.
         Class II             Offered at net asset value per share plus an
           shares--           initial sales charge. Certain redemptions
                              made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that
   Class B shares and Class II shares are subject to higher distribution fee rates.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

   As of October 31, 2001, Biotech/Health 30 Fund had a 5.1% undivided interest which represented $9,650,000 in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co. Repurchase Agreement 2.45% dated 10/31/01, in the principal amount of $190,846,000 repurchase price $190,858,988 due 11/01/01, collaterized by $196,135,000 U.S. Treasury Bill 1.91% due 3/14/02,
   approximate aggregate value $194,663,988.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds amortize premiums and accrete discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

   Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate methods.

   The Funds issue and redeem shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Capital gain distributions and dividends from net investment income, if any, are paid at least annually.

   The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

   For the year ended October 31, 2001, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                           ACCUMULATED     ACCUMULATED
                                          UNDISTRIBUTED   UNDISTRIBUTED       PAID
                                          NET REALIZED    NET INVESTMENT       IN
                                            GAIN/LOSS      INCOME/LOSS      CAPITAL
                                          -------------   --------------   ----------
Biotech/Health 30 Fund..................       $3,786         $697,973     $(701,759)
Tax Managed Equity Fund.................           --          659,960      (659,960)

   SHORT SALES: The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
   (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

   The Corporation, on behalf of each Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of each respective Fund and administers its corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable by the Funds to SAAMCo is computed daily and payable monthly, at an annual rate of 0.75% of the average daily net assets for the Biotech/Health 30 Fund, and 0.85% of the average daily net assets for the Tax Managed Equity Fund. For the year ended
   October 31, 2001, SAAMCo earned fees in the amount stated on the Statement of Operations.

   JPMorgan Fleming Asset Management, Inc. ("JPMorgan") acts as Subadvisor to the Tax Managed Equity Fund pursuant to a subadvisory agreement with SAAMCo. Under the subadvisory agreement, JPMorgan

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

   manages the investment and reinvestment of the assets of the Tax Managed Equity Fund. JPMorgan is independent of SAAMCo and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SAAMCo, which pays the fees. The annual rate of fees payable by SAAMCo to JPMorgan will be 0.45% of Tax Managed Equity Fund's average daily net assets up to $200 million, 0.40% on the next $200 million, and 0.35% thereafter. For the year ended October 31, 2001, SAAMCo paid fees in the amount of $591,064 to JPMorgan.

   SAAMCo has agreed to waive fees or reimburse expenses, if necessary, to keep annual expenses at or below 1.55% of average daily net assets on Class A shares and 2.20% of average daily net assets on Class B and Class II shares for the Biotech/Health 30 Fund, and at or below 1.45% of average daily net assets on Class A shares and 2.10% of average daily net assets on Class B and Class II shares for the Tax Managed Equity Fund. SAAMCo also may waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SAAMCo are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

   At October 31, 2001, expenses previously waived or reimbursed by SAAMCo that are subject to recoupment are as follows:

                                                          EXPENSES
                                                         REIMBURSED
                                                         ----------
     Biotech/Health 30 Fund -- Class A ................   $108,675
     Biotech/Health 30 Fund -- Class B ................     87,765
     Biotech/Health 30 Fund -- Class II ...............     81,815
     Tax Managed Equity Fund -- Class A ...............    137,196
     Tax Managed Equity Fund -- Class B ...............    161,153
     Tax Managed Equity Fund -- Class II ..............    170,261

   For the year ended October 31, 2001, the amounts repaid to the Advisor which are included in the management fee are as follows:

                                                          AMOUNT
                                                         RECOUPED
                                                         --------
     Biotech/Health 30 Fund -- Class A ................   $1,573
     Biotech/Health 30 Fund -- Class B ................      354

   The Corporation, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SAAMCo. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of Directors and approved by its shareholders. Pursuant to such rule, the Directors and shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

   Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans also provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2001, SACS received fees (see Statement of Operations) based upon the aforementioned rate.

   SACS receives sales charges on the Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the year ended October 31, 2001 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                 CLASS A                                CLASS B
                                        ----------------------------------------------------------   -------------
                                                                                      CONTINGENT      CONTINGENT
                                         SALES       AFFILIATED     NON-AFFILIATED     DEFERRED        DEFERRED
                                        CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES   SALES CHARGES
                                        --------   --------------   --------------   -------------   -------------
    Biotech/Health 30 Fund............  $561,549      $128,969         $358,946           $42          $ 82,313
    Tax Managed Equity Fund...........   310,360       126,134          141,662            --           150,754

                                                                             CLASS II
                                                    ----------------------------------------------------------
                                                                                                  CONTINGENT
                                                     SALES       AFFILIATED     NON-AFFILIATED     DEFERRED
                                                    CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                    --------   --------------   --------------   -------------
    Biotech/Health 30 Fund........................  $113,358       $37,385          $75,973         $20,509
    Tax Managed Equity Fund.......................   102,626        43,824           58,802          39,152

   The Corporation has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SAAMCo. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

   the year ended October 31, 2001, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                       PAYABLE AT
                                                      EXPENSES                      OCTOBER 31, 2001
                                          --------------------------------   ------------------------------
                                          CLASS A     CLASS B    CLASS II    CLASS A    CLASS B    CLASS II
                                          --------   ---------   ---------   --------   --------   --------
    Biotech/Health 30 Fund..............  $62,676    $ 53,915    $ 50,704     $5,153     $4,714     $4,336
    Tax Managed Equity Fund.............   77,353     100,317     111,294      5,482      7,733      8,295

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2001 were as follows:

                                                                    BIOTECH/HEALTH 30   TAX MANAGED
                                                                           FUND         EQUITY FUND
                                                                    ------------------  ------------
      Purchases (excluding U.S. government securities)............     $221,323,635     $ 36,818,460
      Sales (excluding U.S. government securities)................      202,008,642       23,833,256

NOTE 5. TRANSACTIONS WITH AFFILIATES

   As disclosed in the investment portfolio of the Tax Managed Equity Fund, the Fund owns a security issued by American International Group, Inc. ("AIG") or an affiliate thereof. On August 29, 2001, American General Corporation merged with AIG, and American General became a wholly owned subsidiary of AIG. The Fund's investment in an affiliated company was a result of this corporate merger. For the year ended October 31, 2001, the Fund recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                       REALIZED
               SECURITY                GAIN/LOSS  INCOME
  -----------------------------------  ---------  -------
  American International Group,             --    $14,400
    Inc..............................

NOTE 6. FEDERAL INCOME TAXES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                   BIOTECH/HEALTH 30  TAX MANAGED
                                                         FUND         EQUITY FUND
                                                   -----------------  ------------
         Cost (tax basis)........................    $ 70,466,827     $128,499,788
                                                     ============     ============
         Appreciation............................    $  6,090,747     $  6,489,774
         Depreciation............................      (6,568,299)     (22,824,410)
                                                     ------------     ------------
         Net unrealized depreciation.............    $   (477,552)    $(16,334,636)
                                                     ============     ============

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

   At October 31, 2001 the Biotech/Health 30 Fund and Tax Managed Equity Fund had a capital loss carryforward of $17,631,147 and $10,988,129, respectively, which will be available to the extent provided in regulations and which will expire in 2007-2009. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

NOTE 7. CAPITAL SHARE TRANSACTIONS

   Transactions in capital shares of each class of each fund were as follows:

                                                                  BIOTECH/HEALTH 30 FUND
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------   --------------------------------------------------
                                                         FOR THE PERIOD                                        FOR THE PERIOD
                                                         JUNE 14, 2000*                                        JUNE 14, 2000*
                            FOR THE YEAR ENDED               THROUGH               FOR THE YEAR ENDED             THROUGH
                             OCTOBER 31, 2001           OCTOBER 31, 2000            OCTOBER 31, 2001          OCTOBER 31, 2000
                         ------------------------   -------------------------   ------------------------  ------------------------
                          SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT      SHARES        AMOUNT
                         ---------   ------------   ----------   ------------   ---------   ------------  ---------   ------------
Shares sold............  1,523,839   $ 19,328,469    4,046,729   $ 55,420,384   1,368,880   $16,915,515   1,532,598   $22,674,733
Reinvested dividends...     90,582      1,154,912           --             --      65,973       837,863          --            --
Shares redeemed........   (997,730)   (11,897,794)  (2,136,733)   (31,991,539)   (569,351)   (6,535,846)    (58,994)     (885,718)
                         ---------   ------------   ----------   ------------   ---------   -----------   ---------   -----------
Net increase...........    616,691   $  8,585,587    1,909,996   $ 23,428,845     865,502   $11,217,532   1,473,604   $21,789,015
                         =========   ============   ==========   ============   =========   ===========   =========   ===========

                                       BIOTECH/HEALTH 30 FUND
                         ---------------------------------------------------
                                              CLASS II
                         ---------------------------------------------------
                                                         FOR THE PERIOD
                                                         JUNE 14, 2000*
                            FOR THE YEAR ENDED              THROUGH
                             OCTOBER 31, 2001           OCTOBER 31, 2000
                         ------------------------   ------------------------
                          SHARES        AMOUNT       SHARES        AMOUNT
                         ---------   ------------   ---------   ------------
Shares sold............  1,263,968   $16,061,228    1,299,077   $19,237,646
Reinvested dividends...     68,144       865,866           --            --
Shares redeemed........   (455,465)   (5,054,074)     (19,200)     (295,379)
                         ---------   -----------    ---------   -----------
Net increase...........    876,647   $11,873,020    1,279,877   $18,942,267
                         =========   ===========    =========   ===========

    * Commencement of Operations

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                 TAX MANAGED EQUITY FUND
                         -------------------------------------------------------------------------------------------------------
                                              CLASS A                                              CLASS B
                         --------------------------------------------------   --------------------------------------------------
                           FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                            OCTOBER 31, 2001           OCTOBER 31, 2000           OCTOBER 31, 2001          OCTOBER 31, 2000
                         -----------------------   ------------------------   ------------------------  ------------------------
                          SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT      SHARES        AMOUNT
                         --------   ------------   ---------   ------------   ---------   ------------  ---------   ------------
Shares sold............   911,990   $ 11,796,873   1,602,279   $ 22,950,803   1,228,307   $15,652,384   1,734,423   $24,698,344
Shares redeemed........  (977,711)   (11,991,786)   (769,907)   (11,150,489)   (814,101)   (9,963,711)   (424,730)   (6,031,497)
                         --------   ------------   ---------   ------------   ---------   -----------   ---------   -----------
Net increase
  (decrease)...........   (65,721)  $   (194,913)    832,372   $ 11,800,314     414,206   $ 5,688,673   1,309,693   $18,666,847
                         ========   ============   =========   ============   =========   ===========   =========   ===========

                                       TAX MANAGED EQUITY FUND
                         ----------------------------------------------------
                                               CLASS II
                         ----------------------------------------------------
                            FOR THE YEAR ENDED          FOR THE YEAR ENDED
                             OCTOBER 31, 2001            OCTOBER 31, 2000
                         -------------------------   ------------------------
                           SHARES        AMOUNT       SHARES        AMOUNT
                         ----------   ------------   ---------   ------------
Shares sold............   1,620,914   $ 21,085,786   2,003,298   $28,654,618
Shares redeemed........  (1,172,175)   (14,332,986)   (487,910)   (6,996,707)
                         ----------   ------------   ---------   -----------
Net increase...........     448,739   $  6,752,800   1,515,388   $21,657,911
                         ==========   ============   =========   ===========

NOTE 8. COMMITMENTS AND CONTINGENCIES

   The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the $50,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. During the year ended October 31, 2001, the Tax Managed Equity Fund had borrowings outstanding for 4 days under the line of credit and incurred $243 in interest charges related to these borrowings. The Fund's average amount of debt under the line of credit for the days utilized was $606,294 at a weighted average interest of 3.39%.

NOTE 9. DIRECTORS' RETIREMENT PLAN

   The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

   her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of October 31, 2001, the Biotech/Health 30 Fund and Tax Managed Equity Fund had accrued $1,182 and $5,110, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the year ended October 31, 2001 the Biotech/Health 30 Fund and Tax Managed Equity Fund expensed $1,182 and $2,462, respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

NOTE 10. SUBSEQUENT EVENTS

   On August 23 and August 2, 2001, the Board of Directors of the SunAmerica Strategic Investment Series, Inc., and the Board of Trustees of the North American Funds approved agreements and plans for reorganization (the "Reorganization"), respectively. Pursuant to the Reorganization, on August 23, 2001, the SunAmerica Board approved the creation of SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Conservative Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund, SunAmerica Science & Technology Fund and SunAmerica Stock Index Fund (the "Acquiring Funds", or individually as a "Fund"). Each new Acquiring Fund acquired all the assets and assumed all the liabilities, in a tax free reorganization of a comparable portfolio of the North American Funds, namely, The Aggressive Growth LifeStyle Fund, The Conservative Growth LifeStyle Fund, The Moderate Growth LifeStyle Fund, The Science & Technology Fund and The Stock Index Fund of the North American Funds (the "Acquired Funds"). The shareholders of the Acquired Funds received shares of the Acquiring Funds upon the Reorganization. On November 7, 2001, the Reorganization was approved by the shareholders of the Acquired Funds; and the Acquiring Funds commenced operations on November 16, 2001.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Strategic Investment Series, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax Managed Equity Fund and SunAmerica Biotech/Health 30 Fund (constituting the SunAmerica Strategic Investment Series, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 14, 2001

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX

As required by the Securities and Exchange Commission, the following graph compares the performance of a $10,000 investment in the SunAmerica Strategic Investment Series' portfolio to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Strategic Investment Series Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

BIOTECH/HEALTH 30 FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         CLASS A  CLASS B  CLASS II  JP MORGAN H&Q HEALTHCARE INDEX
6/14/00    9,425   10,000     9,900                          10,000
6/00      10,164   10,784    10,576                          10,784
7/00       9,877   10,464    10,368                          10,480
10/00     12,033   12,736    12,616                          13,137
4/01       8,877    9,364     9,278                          12,018
7/01       8,736    9,196     9,112                          12,559
10/01      8,675    8,763     8,940                          12,076


                      CLASS A               CLASS B               CLASS II
                              SEC                   SEC                   SEC
BIOTECH/HEALTH   CUMULATIVE AVERAGE    CUMULATIVE AVERAGE    CUMULATIVE AVERAGE
      30         TRADITIONAL ANNUAL    TRADITIONAL ANNUAL    TRADITIONAL ANNUAL
     FUND        RETURN+    RETURN     RETURN+    RETURN     RETURN+    RETURN
1 Year Return    -27.92%    -32.05%    -28.45%    -31.88%    -28.43%    -29.82%
Since
Inception*       -7.97%      -9.78%    -8.88%      -9.12%    -8.79%      -7.79%

+ Traditional returns do not include sales load.

* Commencement of Operations - Class A: 6/14/00; Class B: 6/14/00; Class II: 6/14/00

For the 12 month period ending October 31, 2001, Biotech/Health 30 Fund Class A returned -32.05%, Class B returned -31.88% and Class II returned -29.82%, compared to 0.09% for the S&P 500 Index. (Past performance is no guarantee of future results.)
For the twelve months ended October 31, 2001, the Fund's Class A shares returned -27.92%, slightly underperforming the AMEX Biotech Index annual return of -25.30%. The Fund's performance is primarily attributable to our overweight positions in some of the more aggressive stocks that we continue to believe are attractive investments over the long-term. During this twelve month period, which proved an especially challenging one for every sector of the stock market, the SunAmerica Biotech/Health 30 Fund adhered closely to the investment principles guiding the portfolio's individual stock selection and management. The Fund invests in approximately 30 biotechnology and health companies, each of which we deem a leader in its respective sector, based on the company's superior fundamentals and its prospects for above average stock price appreciation over time. We maintain conviction in the long-term viability of the companies that comprise the portfolio, and selectively increased key positions within the portfolio at attractive prices vis i vis historical valuations, while decreasing overall portfolio volatility.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX  -- (CONTINUED)

TAX MANAGED EQUITY FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        S&P 500 INDEX (DIVIDENDS REINVESTED)  CLASS A  CLASS B  CLASS II
3/1/99                                10,000    9,425   10,000     9,900
3/99                                  10,400    9,840   10,440    10,336
4/99                                  10,802   10,322   10,944    10,827
10/99                                 11,098   10,293   10,864    10,771
4/00                                  11,897   10,942   11,511    11,412
10/00                                 11,776   10,966   11,503    11,404
4/01                                  10,356    9,518    9,942     9,860
10/01                                  8,844    8,327    8,420     8,600


                      CLASS A               CLASS B               CLASS II
                              SEC                   SEC                   SEC
                 CUMULATIVE AVERAGE    CUMULATIVE AVERAGE    CUMULATIVE AVERAGE
  TAX MANAGED    TRADITIONAL ANNUAL    TRADITIONAL ANNUAL    TRADITIONAL ANNUAL
  EQUITY FUND    RETURN+    RETURN     RETURN+    RETURN     RETURN+    RETURN
1 Year Return    -24.07%    -28.45%    -24.55%    -28.32%    -24.58%    -26.11%
Since
Inception*       -11.68%     -6.64%    -13.20%     -6.24%    -13.12%     -5.50%

+ Traditional returns do not include sales load.

* Commencement of Operations - Class A: 3/01/99; Class B: 3/01/99; Class II: 3/01/99

For the 12 month period ending October 31, 2001, Tax Managed Equity Fund
Class A returned -28.45%, Class B returned -28.32% and Class II returned -26.11%, compared to -24.83% for the S&P 500 Index. (Past performance is no guarantee of future results.)
Tax Managed Equity Fund seeks high total return, with a view toward minimizing the impact of taxes on investors' return. Our adviser's cutting-edge tax management policies successfully kept tax liability to a minimum during the fiscal year ended October 31, 2001. To date, the Fund has not made a capital gains distribution. All share classes of the Fund outperformed its Lipper category average and its benchmark, the S&P 500 Index, for the annual period. As you can see in the graph, all share classes of the Fund have closely tracked the performance of the S&P 500 Index over the longer term as well. Remember, the S&P 500 Index is an unmanaged index that does not incur fees and expenses, unlike an actively managed mutual fund.

The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Trustees
S. James Coppersmith
Samuel M. Eisenstat
Stephen J. Gutman
Peter A. Harbeck
Sebastiano Sterpa

Officers
Peter A. Harbeck, President
Peter C. Sutton, Treasurer
Robert M. Zakem, Secretary
Brian P. Clifford, Vice President
Donna M. Handel, Vice President and Assistant Treasurer
J. Steven Neamtz, Vice President
Peter E. Pisapia, Vice President and Assistant Secretary
Steven Schoepke,Vice President
Patrick Cronin, Assistant Treasurer
Laura E. Filippone, Assistant Treasurer
Cheryl L. Hawthorne, Assistant Treasurer
Keith E. Roach, Assistant Treasurer
Stacey V. Morrison, Assistant Secretary
Abbe P. Stein, Assistant Secretary
Investment Adviser
SunAmerica Asset Management Corp.
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Distributor
SunAmerica Capital Services, Inc.
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Shareholder Servicing Agent
SunAmerica Fund Services, Inc.
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Custodian and Transfer Agent
State Street Bank and Trust Company
P.O. Box 219373
Kansas City, MO 64121

This report is submitted solely for the general information
of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.
The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed theron.Distributed by:
SunAmerica Capital Services, Inc.



SIANN-10/01